Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research[RegTM] and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 15, 1999

Management Review and Outlook

Dear Shareholders,
For the 12 months ended October 31, 1999, the Trust provided a total return of 11.08%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return over the period based on its net asset value (NAV) was 15.68%. During this period, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, and both short- and long-term capital gains. During the past 12 months, the Trust's market price on the New York Stock Exchange traded at a premium to its NAV. On October 31, 1999, shares of the Trust were trading at a market price of $16.75 and a NAV price of $14.34. During the same period, the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, returned 4.34%.

As of October 31, 1999, approximately 60% of the portfolio was invested in high-yield and distressed bonds, and 40% was invested in common stocks. The bond and stock investments are an eclectic mix of companies that generally trade at compelling valuations because they are emerging from either bankruptcy or financial restructuring. While these companies also may be currently out of favor in the market, we believe there is a catalyst that may bring them back in favor and result in higher valuations.

Our bond holdings included turnaround situations such as Samsonite, the largest maker of luggage in the world, and Sterling Chemicals, a large integrated chemical company, both of whose businesses are improving. On the equity side, Anacomp is another turnaround situation. One of the largest document storage companies in the world, the company recently emerged from bankruptcy. We think it represents an inexpensive, undervalued security.

Respectfully,


/s/ Robert J. Manning


Robert J. Manning
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index. The portfolio is actively managed, and current holdings may be different.

                 ----------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


---------------------------------------------------------------
  Performance Summary
  (For the year ended October 31, 1999)

  Net Asset Value Per Share
  October 31, 1998                 $13.76
  October 31, 1999                 $14.34
  New York Stock Exchange Price
  October 31, 1998                 $16.7500
  December 9, 1998 (high)*         $18.5000
  April 14, 1999 (low)*            $14.8750
  October 31, 1999                 $16.7500

  *For the period November 1, 1998, through October 31, 1999.
---------------------------------------------------------------

Federal Tax Information
(For the year ended October 31, 1999)

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

The Trust has designated $1,740,169 as a capital gain dividend for the year ended October 31, 1999.

For the year ended October 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.49%.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1999, our records indicate that there are 960 registered shareholders and approximately 5,910 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFV.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS[RegTM] Special Value Trust, which was held on October 21, 1999, the following actions were taken:

Item 1. The election of Richard B. Bailey, Jeffrey L. Shames, and J. Dale Sheratt as Trustees of the Trust.

                    Number of Shares
Nominee               For                  Withhold Authority
-------               ---                  ------------------
Richard B. Bailey     5,806,481.802             73,076.180
Jeffrey L. Shames     5,807,055.337             72,502.645
J. Dale Sherratt      5,827,033.616             52,524.366

Trustees continuing in office who were not subject to re-election at this meeting are Marshall N. Cohan, Sir J. David Gibbons, Walter E. Robb, III, Arnold D. Scott, Lawrence H. Cohn, Abby O'Neill, and Ward Smith.


Item 2. The ratification of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2000.

                                             Number of Shares
                                             ----------------
For                                             5,760,306.807
Against                                            22,330.695
Abstain                                            96,920.480

Investment Objective and Policies
The investment objective of the Trust is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer-term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium).

If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you also can buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase, as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.



       ------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
       ------------------------------------------------------------------

Portfolio of Investments -- October 31, 1999
U.S. Bonds - 46.5%




                                            Principal Amount
Issuer                                       (000 Omitted)        Value
U.S. Bonds - 37.2%
Broadcasting - 0.6%
Spectrasite Holdings, Inc., 0s to
  2004, 11.25s to 2009## ................         $1,000       $   518,750
                                                               -----------
Chemicals - 2.0%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ...........................         $  950       $   973,750
Sterling Chemicals Holdings, Inc., 0s
  to 2001, 13.5 to 2008 .................          1,100           221,375
Sterling Chemicals, Inc., 11.25s, 2007             1,000           620,000
                                                               -----------
                                                               $ 1,815,125
                                                               -----------
Construction Services - 1.0%
Formica Corp., 10.875s, 2009## ..........         $1,000       $   900,000
                                                               -----------
Consumer Goods and
  Services - 4.5%
General Binding Corp., 9.375s, 2008               $1,000       $   807,500
Revlon Consumer Products Corp.,
  8.125s, 2006 ..........................          1,925         1,501,500
Samsonite Corp., 10.75s, 2008 ...........          1,000           830,000
Synthetic Industries, Inc., 9.25s,
  2007 ..................................          1,000         1,000,000
                                                               -----------
                                                               $ 4,139,000
                                                               -----------
Containers - 2.9%
Gaylord Container Corp., 9.875s,
  2008 ..................................         $1,900       $ 1,653,000
Riverwood International Corp.,
  10.875s, 2008 .........................          1,000           977,500
                                                               -----------
                                                               $ 2,630,500
                                                               -----------
Energy - 2.7%
Cheasapeake Energy Corp., 9.625s,
  2005 ..................................         $1,000       $   950,000
Continental Resources, Inc., 10.25s,
  2008 ..................................            750           626,250
Forest Oil Corp., 10.5s, 2006 ...........            920           938,400
                                                               -----------
                                                               $ 2,514,650
                                                               -----------
Forest and Paper
  Products - 1.0%
U.S. Timberlands, 9.625s, 2007 ..........         $1,000       $   910,000
                                                               -----------
Gaming and Hotels - 1.2%
Santa Fe Hotel, Inc., 11s, 2000 .........         $1,200       $ 1,140,000
                                                               -----------
Industrial - 3.6%
Haynes International, Inc., 11.625s,
  2004 ..................................         $1,000       $   870,000
Metallurg Holdings, Inc., 0s to 2003,
  12.75s to 2008## ......................          2,600           832,000
Simonds Industries, Inc. 10.25s,
  2008 ..................................          1,000           780,000
Thermadyne Manufacturing/Capital
  Corp., 9.875s, 2008 ...................            985           802,775
                                                               -----------
                                                               $ 3,284,775
                                                               -----------

                                            Principal Amount
Issuer                                       (000 Omitted)        Value
Media - 7.3%
Bresnan Communications Group, 0s
  to 2004, 9.25 to 2009## ...............         $1,500       $ 1,005,000
Cd Radio, Inc., 14.5s, 2009## ...........            900           776,250
Classic Communications, Inc., 0s to
  2003, 13.25 to 2009## .................          1,000           665,000
Golden Books Publishing, Inc.,
  7.65s to 2002** .......................          1,880           808,400
NTL Communications Corp., 0s to
  2003, 12.375s to 2006## ...............          1,400           938,000
Telemundo Holdings, Inc., 0s to
  2003, 11.5s to 2008 ...................          2,000         1,140,000
United International Holdings, Inc.,
  10.75s, 2008 ..........................          2,435         1,400,125
                                                               -----------
                                                               $ 6,732,775
                                                               -----------
Metals and Minerals - 3.4%
Doe Run Resources Corp., 11.25s,
  2005 ..................................         $  750       $   697,500
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003 ..........................            450           450,000
Keystone Consolidated Industries,
  Inc., 9.625s, 2007 ....................          1,000           942,500
Metal Management, Inc., 10s, 2008                  1,500         1,005,000
                                                               -----------
                                                               $ 3,095,000
                                                               -----------
Retail - 0.8%
J Crew Group, Inc., 0s to 2002,
  13.125s to 2008 .......................         $1,500       $   705,000
                                                               -----------
Steel - 2.9%
Northwestern Steel & Wire Co.,
  9.5s, 2001 ............................         $1,425       $   856,781
Renco Steel Holdings, Inc., 10.875s,
  2005 ..................................            925           823,250
WCI Steel, Inc., 10s, 2004 ..............          1,000           977,500
                                                               -----------
                                                               $ 2,657,531
                                                               -----------
Supermarkets - 0.7%
Jitney-Jungle Stores of America,
  Inc., 12s, 2006+ ......................         $1,500       $   525,000
Penn Traffic Co., 11s, 2009 .............            138           121,607
                                                               -----------
                                                               $   646,607
                                                               -----------
Telecommunications - 2.1%
AMSC Acquisition Co., Inc., 12.25s,
  2008 ..................................         $  845       $   523,900
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 .........................          2,000           700,000
McCaw International Ltd., 0s to
  2002, 13s to 2007 .....................            725           458,925
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008 ........................            730           226,300
                                                               -----------
                                                               $ 1,909,125
                                                               -----------

 Stocks - 41.7%


                                            Principal Amount
Issuer                                       (000 Omitted)        Value
U.S. Bonds - continued
Utilities - Electric - 0.5%
International Utility Structures,
  10.75s, 2008 ..........................        $   475       $   433,438
                                                               -----------
  Total U.S. Bonds .......................................     $34,032,276
                                                               -----------
Foreign Bonds - 9.3%
Brazil - 0.5%
Banco Nacional De Desenvolvimento
  Economico E Social, 13.64s,
  2008 (Banks and Credit
  Companies) ............................        $   500       $   434,400
                                                               -----------
Greece - 0.7%
Fage Dairy Industries S.A., 9s, 2007
  (Food and Beverage Product) ...........        $   750       $   675,000
                                                               -----------
Luxembourg - 0.8%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006
  (Telecommunications) ..................        $ 1,000       $   725,000
                                                               -----------
Mexico - 0.8%
Satelites Mexicanos S.A. de CV,
  10.125s, 2004
  (Telecommunications) ..................        $ 1,000       $   747,500
                                                               -----------
Netherlands - 2.1%
Completel Europe NV, 0s to 2004,
  14.00 to 2009
  (Telecommunications)## ................        $ 2,000       $ 1,000,000
Telel Europe BV, 13s, 2009
  (Telecommunications) ..................          1,000           950,000
                                                               -----------
                                                               $ 1,950,000
                                                               -----------
Russia - 1.4%
Vnesheconombank, 6.063s, 2020
  (Banks and Credit Companies)+ .........        $14,240       $ 1,300,112
                                                               -----------
United Kingdom - 3.0%
Esat Telecom Group PLC, 11.875s,
  2008 (Telecommunications) .............        $   650       $   663,000
Jazztel PLC, 14s, 2009
  (Telecommunications)## ................          1,000         1,010,000
Ono Finance PLC, 13s, 2009
  (Telecommunications)## ................          1,000           992,500
Ono Finance PLC, 0s, 2009
  (Telecommunications)*## ...............              1            60,000
                                                               -----------
                                                               $ 2,725,500
                                                               -----------
  Total Foreign Bonds ....................................     $ 8,557,512
                                                               -----------
  Total Bonds (Identified Cost, $46,565,686)..............     $42,589,788
                                                               -----------


Issuer                                            Shares          Value
U.S. Stocks - 36.0%
Aerospace - 1.9%
BE Aerospace, Inc.* ....................          80,200       $   807,013
Moog, Inc., "A"* .......................          39,750           954,000
                                                               -----------
                                                               $ 1,761,013
                                                               -----------
Beverages - 0.8%
Boston Beer, Inc.* .....................         100,000       $   775,000
                                                               -----------
Broadcasting - 0.1%
Granite Broadcasting Corp.* ............           5,000       $    64,375
                                                               -----------
Building - 2.9%
Associate Materials, Inc. ..............          70,000       $ 1,128,750
Atlantic Gulf Communities Corp.,+* .....             250                32
Nortek, Inc.* ..........................          18,400           563,500
Walter Industries, Inc.* ...............          79,600           935,300
                                                               -----------
                                                               $ 2,627,582
                                                               -----------
Chemicals - 1.8%
NL Industries, Inc. ....................          80,500       $   930,781
Polymer Group, Inc.* ...................          37,000           723,813
                                                               -----------
                                                               $ 1,654,594
                                                               -----------
Conglomerates - 9.8%
MAXXAM, Inc.* ..........................          23,000       $ 1,043,625
Tyco International Ltd. ................         198,512         7,928,073
                                                               -----------
                                                               $ 8,971,698
                                                               -----------
Consumer Goods and
  Services - 1.6%
Westpoint Stevens, Inc., "A"* ..........          75,500       $ 1,429,781
                                                               -----------
Containers - 3.2%
Atlantis Plastics, Inc.* ...............         116,550       $ 1,689,975
Gaylord Container Corp.* ...............         226,000         1,271,250
                                                               -----------
                                                               $ 2,961,225
                                                               -----------
Electrical Equipment - 0.9%
GTECH Holdings Corp.* ..................          40,450       $   814,056
                                                               -----------
Machinery - 0.2%
Thermadyne Holdings Corp.* .............           7,554       $   173,742
                                                               -----------
Office Equipment - 0.9%
United Stationers, Inc.* ...............          33,500       $   854,250
                                                               -----------
Photographic Products - 2.1%
Anacomp, Inc.* .........................         108,663       $ 1,894,811
                                                               -----------
Stores - 0.4%
Musicland Stores Corp.* ................          50,000       $   390,625
                                                               -----------
Supermarkets - 1.9%
Ingles Markets, Inc. "A" ...............          88,300       $ 1,142,381
Marsh Supermarkets .....................          42,700           480,375
Penn Traffic Co. .......................          22,260           141,908
                                                               -----------
                                                               $ 1,764,664
                                                               -----------

Issuer                                            Shares          Value
U.S. Stocks - continued
Telecommunications - 3.8%
Adelphia Business Solutions, Inc.* .....          40,000       $ 1,135,000
Commonwealth Telephone
  Enterprises, Inc.* ...................          35,133         1,879,615
Crown Castle International Corp.* ......          26,000           500,500
                                                               -----------
                                                               $ 3,515,115
                                                               -----------
Textiles - 1.9%
Synthetic Industries Inc.* .............          59,965       $ 1,694,011
                                                               -----------
Utilities - Electric - 1.8%
El Paso Electric Co.* ..................         179,700       $ 1,639,763
                                                               -----------
  Total U.S. Stocks ...............................            $32,986,305
                                                               -----------
Foreign Stocks - 5.7%
Bermuda - 2.0%
RSL Communications, Ltd., "A"* .........          83,300       $ 1,822,188
                                                               -----------
Canada - 1.0%
Gulf Canada Resources Ltd.
  (Oil Services)* ......................         106,500       $   419,344
International Utility Structures Inc.
  (Utilities-Electric)* ................         254,700           476,026
                                                               -----------
                                                               $   895,370
                                                               -----------
Netherlands
Completel Holdings LLC,*
  (Telecommunications)## ...............          20,000       $       200
                                                               -----------
United Kingdom - 2.7%
News Corp. Ltd., ADR
  (Entertainment) ......................          90,217       $ 2,486,606
                                                               -----------
  Total Foreign Stocks ............................            $ 5,204,364
                                                               -----------
  Total Stocks (Identified Cost, $25,338,659)......            $38,190,669
                                                               -----------
Preferred Stock - 7.0%
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14% .......           1,266       $         0
                                                               -----------
Media - 1.2%
Paxson Communications Corp., 13.25%                  107       $ 1,080,700
                                                               -----------
Supermarkets - 2.4%
Supermarkets General Holdings
  Corp.* ...............................          70,015       $ 2,205,472
                                                               -----------
Telecommunications - 3.4%
Crown Castle International Corp. .......           1,031       $ 1,025,845
Global Crossing Holdings Ltd. ..........          10,000         1,060,000
Nextel Communications, Inc. ............             976           995,520
                                                               -----------
                                                               $ 3,081,365
                                                               -----------
  Total Preferred Stock (Identified
   Cost, $6,645,637) ..............................            $ 6,367,537
                                                               -----------


                                            Principal Amount
                                             (000 Omitted)
Convertible Bond - 0.5%
Retail - 0.5%
Corporate Express, Inc., 4.5s, 2000
  (Identified Cost $465,000) .........              $500       $   495,000
                                                               -----------

Warrants - 0.4%

Issuer                                           Shares           Value
U.S. Warrants - 0.2%
American Mobile Satellite Corp.,
  (Telecommunications)*## .........                  845       $    12,675
Cd Radio, Inc., (Media)## .........                2,700           141,750
DTI Holdings, Inc.,
  (Telecommunications)* ...........               10,000               100
Renaissance Cosmetics, Inc.,
  (Consumer Goods and Services)*                   1,024                 0
                                                               -----------
  Total U.S. Warrants ..........................               $   154,525
                                                               -----------
Foreign Warrants - 0.2%
Netherlands
Telel Europe BV,
  (Telecommunications)*## .........                1,000       $    90,000
                                                               -----------
United Kingdom - 0.2%
Jazztel PLC
  (Telecommunications)*## .........                5,000       $   150,000
                                                               -----------
  Total Foreign Warrants .......................               $   240,000
                                                               -----------
  Total Warrants (Identified Cost,$380,686)....                $   394,525
                                                               -----------
Other Short-Term Obligations - 8.0%
Navigator Securities Lending Prime
  Portfolio (Identified Cost,
  $7,303,795) .....................            7,303,795       $ 7,303,795
                                                               -----------


                                            Principal Amount
                                             (000 Omitted)
Repurchase Agreement - 3.4%
Investments in Repurchase
  Agreement with Goldman Sachs, in
  a joint trading account ($296,352,443),
  dated 10/29/99, due 11/01/99, total
  to be received $296,479,925
  collateralized by various U.S.
  Treasury Obligations (with $281,588,000
  par and value at $295,278,963), at cost ....... $3,111       $ 3,111,000
                                                               -----------
  Total Investments (Identified
    Cost, $89,810,463).............................            $98,452,314
                                                               -----------
Other Assets, Less
  Liabilities - (7.5)%                                         $(6,849,734)
                                                               -----------
Net Assets - 100.0% ...............................            $91,602,580
                                                               -----------

  *Non-income producing security.
 **Non-income producing security - in default.
 ##SEC Rule 144A restriction.
  +Restricted security

                       See notes to financial statements.

Statement of Assets and Liabilities -- October 31, 1999


Assets:
 Investments, at value (identified cost, $89,810,463) ....................................    $98,452,314
 Cash ....................................................................................            778
 Receivable for investments sold .........................................................        224,742
 Interest and dividends receivable .......................................................      1,092,925
 Other assets ............................................................................          1,110
                                                                                              -----------
      Total assets .......................................................................    $99,771,869
                                                                                              -----------
Liabilities:
 Payable to dividend disbursing agent ....................................................    $    92,325
 Payable for investments purchased .......................................................        553,925
 Collateral for securities loaned, at value ..............................................      7,303,795
 Payable to affiliates -
   Management fee ........................................................................          8,663
   Transfer and dividend disbursing agent fee ............................................          1,706
   Administrative fee ....................................................................            114
 Accrued expenses and other liabilities ..................................................        208,761
                                                                                              -----------
      Total liabilities ..................................................................    $ 8,169,289
                                                                                              -----------
Net assets ...............................................................................    $91,602,580
                                                                                              ===========
Net assets consist of:
 Paid-in capital .........................................................................    $79,882,739
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      8,641,850
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      3,770,428
 Accumulated distributions in excess of net investment income ............................       (692,437)
                                                                                              -----------
      Total ..............................................................................    $91,602,580
                                                                                              ===========
Shares of beneficial interest outstanding ................................................     6,389,237
                                                                                               =========
Net asset value per share (net assets [divided by] shares of beneficial interest
 outstanding) ............................................................................       $14.34
                                                                                                 ======

                       See notes to financial statements.

Statement of Operations -- October 31, 1999


Net investment income:
  Income -
  Interest .............................................................     $ 4,530,626
  Dividends ............................................................         273,899
  Foreign taxes withheld ...............................................          (7,760)
                                                                             -----------
      Total investment income ..........................................     $ 4,796,765
                                                                             -----------
 Expenses -
   Management fee ......................................................     $   821,494
   Trustees' compensation ..............................................         118,716
   Administrative fee ..................................................          12,261
   Investor communication fee ..........................................          62,561
   Transfer and dividend disbursing agent fee ..........................          20,670
   Custodian fee .......................................................          44,458
   Printing ............................................................          12,990
   Postage .............................................................           4,516
   Auditing fees .......................................................          37,120
   Legal fees ..........................................................           3,071
   Miscellaneous .......................................................          45,253
                                                                            -----------
      Total expenses ...................................................     $ 1,183,110
  Fees paid indirectly .................................................         (35,135)
                                                                             -----------
      Net expenses .....................................................     $ 1,147,975
                                                                             -----------
        Net investment income ..........................................     $ 3,648,790
                                                                             -----------
Realized and unrealized gain on investments:
 Realized gain (loss) (identified cost basis) -
 Investment transactions ...............................................     $10,051,300
 Foreign currency transactions .........................................          (9,737)
                                                                             -----------
      Net realized gain on investments and foreign currency
        transactions ...................................................     $10,041,563
                                                                             -----------
 Change in unrealized appreciation (depreciation) -
   Investments .........................................................     $   370,084
   Translation of assets and liabilities in foreign currencies .........          (1,077)
                                                                             -----------
      Net unrealized gain on investments and foreign currency
        translation ... ................................................     $   369,007
                                                                             -----------
      Net realized and unrealized gain on investments ..................     $10,410,570
                                                                             -----------
        Increase in net assets from operations .........................     $14,059,360
                                                                             ===========

                      See notes to financial statements.

Statement of Changes in Net Assets


                                                                                                 Year Ended October 31
                                                                                            -------------------------------
                                                                                                 1999              1998
                                                                                            -------------     -------------
Increase (decrease) in net assets:
From operations -
  Net investment income ..................................................................  $   3,648,790     $     244,889
  Net realized gain on investments and foreign currency transactions .....................     10,041,563         8,968,455
  Net unrealized gain (loss) on investments and foreign currency translation .............        369,007        (3,000,880)
                                                                                            -------------     -------------
      Increase in net assets from operations .............................................  $  14,059,360     $   6,212,464
                                                                                            -------------     -------------
Distributions declared to shareholders -
  From net investment income .............................................................  $  (3,648,790)    $    (244,889)
  From net realized gain on investments and foreign currency transactions ................     (6,324,253)      (14,296,429)
  In excess of net investment income .....................................................       (516,404)               --
                                                                                            -------------     -------------
      Total distributions declared to shareholders .......................................  $ (10,489,447)    $ (14,541,318)
                                                                                            -------------     -------------
Trust share (principal) transactions -
  Net asset value of shares issued to shareholders in reinvestment of distributions ......  $   1,095,841     $   1,600,556
                                                                                            -------------     -------------
      Total increase (decrease) in net assets ............................................  $   4,665,754     $  (6,728,298)
Net assets:
 At beginning of period ..................................................................     86,936,826        93,665,124
                                                                                            -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $692,437 and $217,430, respectively) ................................................  $  91,602,580     $  86,936,826
                                                                                            =============     =============

                      See notes to financial statements.

Financial Highlights


                                                                     Year Ended
                                                               ----------------------
                                                                 1999          1998
Per share data (for a share outstanding                        --------      --------
throughout each period):
Net asset value - beginning of period ......................   $  13.76      $  15.03
                                                               --------      --------
Income from investment operations# -
  Net investment income .....................................  $   0.57      $   0.04
  Net realized and unrealized gain on investments and
    foreign currency ........................................      1.66          1.01
                                                               --------      --------
       Total from investment operations .....................  $   2.23      $   1.05
                                                               --------      --------
Less distributions declared to shareholders -
  From net investment income ................................  $  (0.57)     $  (0.04)
  From net realized gain on investments and foreign currency
    transactions ...........................................      (1.00)        (2.28)
  In excess of net investment income .......................      (0.08)         --
  From paid in capital ......................................      --            --
                                                               ---------     ---------
       Total distributions declared to shareholders ........   $  (1.65)     $  (2.32)
                                                               ---------     ---------
Net asset value - end of period ............................   $  14.34      $  13.76
                                                               ========      ========
Per share market value - end of period .....................   $ 16.750      $ 16.750
                                                               ========      ========
Total return ...............................................     11.08%         0.26%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................      1.23%         1.10%
 Net investment income .....................................      3.79%         0.26%
Portfolio turnover .........................................       137%           85%
Net assets at end of period (000 Omitted) ..................   $ 91,603      $ 86,937



                                                                            Year Ended
                                                             -----------------------------------------

                                                                    1997          1996          1995
Per share data (for a share outstanding                             ----          ----          ----
throughout each period):
Net asset value - beginning of period ......................   $  15.23      $  13.93       $  13.40
                                                               --------      --------       --------
Income from investment operations# -
  Net investment income ....................................   $   0.11      $   0.13       $   0.20
  Net realized and unrealized gain on investments and
    foreign currency .......................................       2.66          2.82           2.18
                                                               --------      --------       --------
       Total from investment operations ....................   $   2.77      $   2.95       $   2.38
                                                               --------      --------       --------
Less distributions declared to shareholders -
  From net investment income ...............................   $  (0.10)     $  (0.13)      $  (0.20)
  From net realized gain on investments and foreign currency
   transactions ............................................      (2.87)        (1.52)         (1.14)
  In excess of net investment income .......................       --            --            (0.01)
  From paid in capital .....................................       --            --            (0.50)
                                                               --------      --------       --------
       Total distributions declared to shareholders ........   $  (2.97)     $  (1.65)      $  (1.85)
                                                               --------      --------       --------
Net asset value - end of period ............................   $  15.03      $  15.23       $  13.93
                                                               ========      ========       ========
Per share market value - end of period .....................   $ 19.000      $ 18.250       $ 16.500
                                                               ========      ========       ========
Total return ...............................................      23.29%       22.20%         26.06%
Ratios (to average net assets)/Supplemental data:
  Expenses## ...............................................      1.12%         1.14%          1.26%
  Net investment income ....................................      0.72%         0.85%          1.52%
Portfolio turnover .........................................       119%           96%            92%
Net assets at end of period (000 Omitted) ..................   $ 93,665      $ 93,161       $ 84,243

 #Per share data are based on average shares outstanding.

##Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The Trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation -- Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans -- State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Trust to certain brokers (the "Borrowers") approved by the Trust. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Trust with indemnification against Borrower default. The Trust bears the risk of loss with respect to the investment of cash collateral.

At October 31, 1999, the value of securities loaned was $6,900,449. These loans were collateralized by cash of $7,303,795. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Trust and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. During the period, the Trust's custodian fees were reduced by $35,135 under this arrangement.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $41,397 was reclassified from accumulated net realized gain on investments and foreign currency transactions, to accumulated distributions in excess of net investment income due to differences between book and tax accounting for defaulted bond income. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the Fund's average daily net assets and 3.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $34,175 for the year ended October 31, 1999.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ................     0.0150%
  Next $1 billion .................     0.0125%
  Next $1 billion .................     0.0100%
  In excess of $3 billion .........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                   Purchases           Sales
      -----------------------------------------------------------------------------------------
      U.S. government securities ............................    $  2,394,375      $  2,419,650
                                                                 ------------      ------------
      Investments (non-U.S. government securities) ..........    $122,443,415      $125,142,829
                                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ..........................    $ 89,815,463
                                                   ============
      Gross unrealized appreciation ...........    $ 17,861,230
      Gross unrealized depreciation ...........      (9,224,380)
                                                   ------------
          Net unrealized appreciation .........    $  8,636,850
                                                   ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                                    Year Ended                 Year Ended
                                                                                 October 31, 1999           October 31, 1998
                                                                             ------------------------   ----------------------
                                                                              Shares        Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
     Shares issued to shareholders in reinvestment of distributions ......   70,078      $1,095,841     89,124      $1,600,556
                                                                             ------      ----------     ------      ----------

(6) Line of Credit

The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1999, was $681. The Trust had no significant borrowings during the year.

(7) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1999, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.42% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.


                                                           Date of          Share/Par
Description                                              Acquisition         Amount         Cost           Value
------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                       3/20/92 - 9/25/95         250      $       --     $       32
Jitney-Jungle Stores of America, Inc., 12s, 2006       3/5/99 - 10/6/99       1,500       1,278,688        525,000
Vnesheconombank, 6.063s, 2020                              5/24/99           14,240       1,136,704      1,300,112
                                                                                                        ----------
                                                                                                        $1,825,144
                                                                                                        ==========

Report of Ernst & Young, Independent Auditors

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Special Value Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Boston, Massachusetts
December 9, 1999

                                                    /s/ ERNST & YOUNG LLP

                       MFS' Year 2000 Readiness Disclosure


[Graphic: MFS > Year 2000; Y2K]


MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

[Back cover]

MFS[RegTM] Special Value Trust

Trustees
Richard B. Bailey (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Marshall N. Cohan+ (1)
Private Investor

Lawrence H. Cohn, M.D.+ (2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE+ (2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial
Insurance Company, Ltd.

Abby M. O'Neill+ (2)
Private Investor

Walter E. Robb, III+ (1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman and Chief Executive Officer,
MFS Investment Management

J. Dale Sherratt+(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith+ (1)
Former Chairman (until 1994),
NACCO Industries (holding company)



Portfolio Manager
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741









+ Independent Trustee.
* MFS Investment Management.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[Recycle logo] This report is printed on recycled paper.     MSVCE-2 12/99 13.7M


[Front cover]

[Background graphic: BOND repeating horizontally and vertically]

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INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

MFS[RegTM] Special
Value Trust

Annual Report o October 31, 1999